GUARANTY AGREEMENT

Date:	July 24, 2025
Guarantors:	2020 Resources LLC, a Delaware limited liability company Sky Quarry Inc., a Delaware corporation
Guarantors Mailing Address:	707 W. 700 S, Suite 101, Woods Cross, UT 84087
Borrower:	Foreland Refining Corporation, a Texas corporation
Borrower’s Mailing Address:	707 W. 700 S, Suite 101, Woods Cross, UT 84087
Lender:	KF Business Ventures, LP

Guaranteed Indebtedness:  Each and every obligation of Borrower hereafter, herewith or heretofore created for the benefit of Lender evidenced by (i) the Secured Promissory Note dated December 2, 2024, in the original principal amount of $1,200,000, executed by Sky Quarry Inc. and payable to the order of Lender (for which Borrower has payment obligation relating thereto), and (ii) the Secured Promissory Note of even date herewith, in the original principal amount of up to $1,000,000, executed by Borrower and payable to the order of Lender, and any other document executed by Borrower evidencing or securing the note (collectively, the “Loan Documents”), plus all interest, penalties, expenses, attorney’s fees, and other collection costs as provided in the Loan Documents.

1.Guarantors, jointly and severally, agree to pay, when due or declared due, whether at stated maturity, by acceleration or otherwise, the Guaranteed Indebtedness to Lender at Lender’s Mailing Address.

2.Guarantors waive (a) diligence in preserving liability of any person on the Guaranteed Indebtedness and in collecting or bringing suit to collect the Guaranteed Indebtedness; (b) protest; (c) notice of extensions, increases, renewals, or rearrangements of the Guaranteed Indebtedness; and (d) notice of acceptance of this guaranty, of creation of the Guaranteed Indebtedness, of failure to pay the Guaranteed Indebtedness as it matures, of any other default, of material adverse change in Borrower’s financial condition, of release or substitution of collateral, of intent to accelerate, of acceleration, and of subordination of Lender’s rights in any collateral, and every other notice of every kind. Guarantors obligations under this guaranty will not be altered nor will Lender be liable to Guarantors because of any action or inaction of Lender in regard to a matter waived or of which notice is waived by Guarantors in the preceding sentence.

3.Guarantors agree to pay reasonable attorney’s fees and other collection costs if this guaranty is placed in the hands of an attorney for collection. If any party retains an attorney to enforce this guaranty, the party prevailing in litigation is entitled to recover reasonable attorney’s fees and court and other costs.

4.This guaranty is an absolute, irrevocable, unconditional, and continuing guaranty of payment and performance and not of collection.

5.Lender need not resort to Borrower or any other person or proceed against collateral before pursuing its rights against each Guarantor or any other guarantor. Lender’s action or inaction with respect

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to any right of Lender under the law or any agreement will not alter the obligation of each Guarantor hereunder. Lender may pursue any remedy against Borrower or any collateral or under any other guaranty without altering the obligations of Guarantors hereunder and without liability to Guarantors, even though Lender’s pursuit of such remedy may result in each Guarantor’s loss of rights of subrogation or to proceed against others for reimbursement of contribution or any other right. Each Guarantor covenants that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the payment in full in cash of the Guaranteed Indebtedness and all other amounts payable under this Guaranty Agreement, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, or to be held by the Lender as collateral security for any Guaranteed Indebtedness thereafter existing.

6.The obligations of each Guarantor are independent of the Guaranteed Indebtedness, and a separate action or actions may be brought and prosecuted against either (or both) Guarantors to enforce this Guaranty Agreement. Each Guarantor will remain liable for the Guaranteed Indebtedness even though the Guaranteed Indebtedness may be unenforceable against or uncollectible from Borrower or any other person because of incapacity, lack of power or authority, discharge, or any other reason.

7.Each Guarantor consents and acknowledges that each Guarantor’s obligations will not be released by (a) the renewal, extension, increase (new money) or modification of the Guaranteed Indebtedness or any of the Loan Documents; (b) the insolvency, bankruptcy, liquidation, or dissolution of Borrower or any other obligor; (c) the failure of Lender to properly obtain, perfect, or preserve any security interest or lien in any collateral for the Guaranteed Indebtedness; (d) the release, substitution, or addition of any collateral for the Guaranteed Indebtedness; or (e) the failure of Lender to exercise diligence, commercial reasonableness, or reasonable care in the preservation, enforcement, or sale of any of the collateral. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Indebtedness and this Guaranty Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

8.Lender need not notify any Guarantor that Lender has sued Borrower, but if Lender gives written notice to a Guarantor that it has sued Borrower, such Guarantor will be bound by any judgment or decree, to the extent permitted by law.

9.Lender may sue any Guarantor without impairing Lender’s rights against any other Guarantor, with or without making Borrower a party. Lender may settle with Borrower or any other Guarantor for such amounts as it may elect or may release Borrower or any Guarantor or any collateral securing the Guaranteed Indebtedness without impairing Lender’s right to collect the Guaranteed Indebtedness from Guarantor.

10.This guaranty binds each Guarantor and each of the Guarantor’s heirs, successors, and assigns, and it benefits and may be enforced by Lender and Lender’s successors in interest. When the context requires, singular nouns and pronouns include the plural. This guaranty will be construed under the laws of the State of Delaware and venue in any federal or state court located in the state of Delaware, without regard to choice-of-law rules of any jurisdiction. The provisions of this guaranty are severable. If a court of competent jurisdiction finds that any provision of this guaranty is unenforceable, then the remaining provisions will remain in effect without the unenforceable parts.

11.Representations and Warranties. Each Guarantor hereby represents and warrants to the Lender as follows:

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a)such Guarantor has full authority to enter into, deliver and perform all obligations under this Guaranty Agreement and to consummate the transactions contemplated herein;

b)this Guaranty Agreement has been duly authorized, executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by the effect of the applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding at law or in equity); and

c)the execution, delivery and performance of this Guaranty Agreement by such Guarantor and the consummation of the transactions contemplated herein, do not and will not: (1) require the Guarantor to obtain any consent, approval, authorization (except for any such consents, approvals or authorizations that have previously been obtained) or order of, or to make any filing, registration or qualification with, any court, governmental authority or third person; (2) conflict with or result in the Guarantor’s violation of, or default under, any provision of its organizational documents or any mortgage, indenture, lease, agreement or other instrument, judgment, order or permit to which the Guarantor is a party or by which it or its properties are bound; (3) violate any Laws applicable to the Guarantor; or (4) result in the creation of any pledge, interest, claim, lien, charge or encumbrance upon any of the assets of the Guarantor.

12.FINAL AGREEMENT: THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

13.WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY). EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND EACH GUARANTOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS JURY TRIAL WAIVER SECTION.

14.EACH GUARANTOR HEREBY WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES (OTHER THAN THE FULL PAYMENT OF THE GUARANTEED INDEBTEDNESS IN ACCORDANCE WITH THE TERMS HEREIN) THAT THE SUCH GUARANTOR MAY OR MIGHT HAVE AS TO GUARANTOR’S UNDERTAKINGS, LIABILITIES AND OBLIGATIONS UNDER THE LOAN DOCUMENTS, THIS GUARANTY AGREEMENT, AND ANY OTHER DOCUMENT EXECUTED BY A GUARANTOR IN CONNECTION WITH THE GUARANTEED INDEBTEDNESS TO THE EXTENT THE SAME PERTAIN OR MAY PERTAIN TO ANY ENFORCEMENT OF THE LOAN DOCUMENTS, THIS GUARANTY AGREEMENT, AND/OR ANY OTHER DOCUMENT EXECUTED BY EACH GUARANTOR IN CONNECTION WITH THE GUARANTEED INDEBTEDNESS.

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15.This guaranty agreement is in addition to, and not in replacement, modification or novation of, any other guaranty agreement executed by each Guarantor for the benefit of Lender.

[Signature Page to Follow]

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LENDER:

NAME: KF Business Ventures, LP

PRINCIPAL AMOUNT OF NOTE: $1,000,000.00

GUARANTORS:
2020 RESOURCES LLC

By: /s/ David Sealock
Name: David Sealock
Title: Manager

SKY QUARRY INC.

By: /s/ David Sealock
Name: David Sealock
Title: President and CEO

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